EXHIBIT 32.1
                                  ------------

                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350


In connection with the accompanying Quarterly Report on Form 10-QSB of NanoPierce Technologies, Inc. for the quarter ended September 30, 2006, I, Paul
H. Metzinger, President and Chief Executive Officer of Vyta Corp, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

     a) such Quarterly Report on Form 10-QSB of Vyta Corp for the quarter ended September 30, 2006, fully complies with the requirements of section  13(a)  or  15(d)  of the Securities Exchange Act of 1934; and

     b) the information contained in such Quarterly Report on Form 10-QSB of Vyta Corp for the quarter ended September 30, 2006, fairly presents, in all material respects, the financial condition and results of operations of Vyta Corp.


                                        /s/ Paul H. Metzinger
                                        ---------------------
                                        Paul H. Metzinger, Chief Executive
                                        Officer & President


Date:     November  20,  2006


               A  signed  original  of  this  written  statement  required  by
               Section 906 has been provided to Vyta Corp and will be retained by Vyta Corp and furnished to the Securities and Exchange
               Commission  or  its  staff  upon  request.